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                             Janus Investment Fund
                            Janus Global Value Fund

                      Supplement Dated September 30, 2003
                       To Currently Effective Prospectus

Effective December 5, 2003, Janus Global Value Fund will change its name to "Janus Global Opportunities Fund." The Fund will continue to emphasize investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth and will normally invest in issuers from at least five different countries, which may include the United States.

You should consider this information in deciding whether the Fund is an appropriate investment for you.

111-31-042  09-03